EXHIBIT 10.1
BANK LEUMI LE ISRAEL, B.M.                       REVOLVING CREDIT AGREEMENT
CALIFORNIA

OFFICER NO./ INTEREST  CREDIT  AGR.  MATURITY  CUSTOMER ACCOUNT
INITIALS      RATE    LIMIT   DATE    DATE     NUMBER   NUMBER
- - -----------------------------------------------------------------
  RXB                         4/30/95

        NOTICE: THIS AGREEMENT CONTAINS A WAIVER OF TRIAL BY JURY

THIS AGREEMENT is entered into on this 30th day of April, 1995, by and between HEMACARE CORPORATION a CALIFORNIA corporation
("Debtor"), and BANK LEUMI LE ISRAEL, B.M. ("Lender").

1.   CERTAIN DEFINITIONS AND INDEX TO DEFINITIONS:

     A. Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

     B. Definitions. As used herein, and unless otherwise defined herein, the following terms shall have the following respective meanings except as the context shall otherwise require:

     "Acceptance" shall mean an acceptance created from a draft drawn upon Lender by Debtor.

     "Account Debtor" shall mean the Account Debtor on any Account Receivable.

     "Account Receivable" shall mean an account arising in the ordinary course of Debtor's business from the performance of service or sale of goods.

     "Advance" -- See paragraph 2.

     "Agreement" means this Revolving Credit Agreement.

     "Borrowing Base" -- See paragraph 2(A).

     "Collateral" shall mean all personal property described in the annexed "Schedule of Collateral."

     "Credit Accommodation" shall refer to any extension of credit by Lender to Debtor hereunder, including the issuance by Lender of Letters of Credit or the making of any loan.

     "Debtor's Account" shall mean any general deposit account of Debtor maintained with Lender at its office located at 16530
Ventura Blvd., Encino, CA  91436.

     "Documents" shall include this Agreement, any riders, supplements and amendments thereto, mortgages, security agreements, assignments, pledges, subordination agreements or guaranties delivered in connection with this Agreement and all other documents or instruments heretofore, now or hereafter executed, pursuant to this Agreement, or any of the aforesaid Documents.

     "Eligible Account" shall mean an Account Receivable excluding:

     (1) Accounts Receivable which remain uncollected more than 90 days from invoice date ("Delinquent Accounts");

     (2) Accounts Receivable due from an Account Debtor which has suffered a business failure or the termination of its existence, or as to which a dissolution, insolvency or bankruptcy proceeding has been commenced, any assignment for the benefit of Subordinating Creditors has been made or a trustee, receiver or conservator has been appointed for all or any part of the property of such Account Debtor;

     (3) Accounts Receivable due from an Account Debtor affiliated with Debtor in any manner including without limitation, as stockholder, owner, officer, director, agent or employee;

     (4) Accounts Receivable with respect to which payment is or may be conditional;

     (5) Accounts Receivable due from an Account Debtor who is not a resident or citizen of, located in, or subject to service of process in, the United States of America;

     (6) Accounts Receivable due from an Account Debtor who is any national, federal or state government, including, without limitation, any instrumentality, division, agency, body or department thereof;

     (7) Accounts Receivable commonly known as "bill and Hold" or a similar arrangement;

     (8) Accounts Receivable due from an Account Debtor as to which 25.000% or more of the aggregate dollar amount of all outstanding Accounts Receivable owing from such Account Debtor are Delinquent Accounts;

     (9) That portion of Accounts Receivable due from an Account
Debtor which are in excess of 10.000% of the Debtor's aggregate dollar amount of all outstanding Accounts Receivable;

     (10) Accounts Receivable as to which Debtor is or may become liable to the Account Debtor for services rendered or sales made or for any other reason, except to the extent that such Accounts
Receivable exceed the amount of such liability;

     (11) Accounts Receivable which are not free of all liens, encumbrances, charges, rights and interest of any kind, except in favor of Lender;

     (12) Accounts Receivable which are supported or represented by a promissory note, post-dated check or letter of credit unless such instrument is actually delivered to Lender;

     (13) Accounts Receivable which are unsuitable as collateral, as determined by Lender in the exercise of its reasonable sole discretion.

"Eligible Inventory shall mean inventory of Debtor consisting of
- - -----N/A----- held for sale or lease in the ordinary course of Debtor's business (1) in which Lender has a first, perfected security interest and which inventory is not subject to a security interest, lien, or other encumbrance in favor of any other Person, (2) which inventory is now and at all times shall be inventory of good and merchantable quality free from defects, and (3) which inventory is otherwise acceptable to Lender at its sole discretion.

     "Events of Default" -- See paragraph 9.

     "Guarantor" ------N/A-----, together with any other entities which may in the future guaranty the obligations of Debtor hereunder HEMACARE CORPORATION or any other entity which guarantees the obligations of Debtor set forth herein.

     "Guaranty" -- A continuing guaranty in a form acceptable to Lender.

     "Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with generally accepted accounting principles and practices, would be deemed a liability of such Person as of the date as of which indebtedness is to be determined and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness, to supply or advance sums, or otherwise.

     "Interest Rate" shall mean ONE HALF percent (0.500%) per annum in excess of the rate which Lender publicly announces from time to time at its offices as its "designated rate" with the understanding that said designated rate is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the base rates offered by Lender. Any change in the Interest Rate shall be effective as of the date of any change in such designated rate.

     "Lending Office" shall refer to Lender's office at 16530
VENTURA BLVD., ENCINO, CA 91436.

     "Letter of Credit" shall mean a commercial or standby letter of credit issued by Lender for the account of Debtor.

     "Maximum Credit Amount" shall be $700,000.

     "Minimum Monthly Charge" shall be, for any month, the amount by which the interest paid by Debtor to Lender hereunder is less than $0.00.

     "Net Face Amount" shall mean, with respect to an Account
Receivable, the gross face amount of such Account less all trade discounts or other deductions to which the Account Debtor is entitled.

     "Obligations" shall mean and include all loans, advances, debts, liabilities, obligations, letters of credit, or acceptance transactions, trust receipt transactions, or any other financial accommodations, owing by Debtor to Lender of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or arising hereafter including, without limitation, all interest, fees, charges, expenses, attorneys' fees, and accountants' fees chargeable to Debtor or incurred by Lender in connection with its dealings with Debtor.

     "Outstanding Balance" shall mean the aggregate amount of any and all advances and expenditures to or on behalf of Debtor whenever made and any and all other expenditures pursuant to this Agreement outstanding at any one time, including the aggregate outstanding face amount of all, if any, Letters of Credit and Acceptances and the aggregate amount paid by Lender pursuant to Letters of Credit and Acceptances for which Lender has not been reimbursed by Debtor.

     "Person" shall mean any entity, government, governmental agency or any other entity and whether acting in an individual, fiduciary or other capacity.

     "Revolving Credit" means the revolving advance facility described in Section 2(a) of this Agreement.

     "Security Agreement" - A security agreement, in form and substance satisfactory to Lender, granting Lender a security interest in the Collateral.

     "Subordinating Credit" - --N/A---.

     "Subordination Agreement" - A subordination agreement in a form acceptable to Lender.

     "Termination Date" means the earlier of APRIL 30, 1996 or the date on which the Lender elects to terminate this Agreement pursuant to the terms herein.

2.   ADVANCES

     A. Borrowing Base. Subject to the terms and conditions of this Agreement, from the date on which this Agreement becomes effective until termination, Lender, upon the request of Debtor, shall from time to time advance to Debtor:

     (1) SEVENTY percent (70.000%) of the Net Face Amount of
Debtor's Eligible Accounts, but such advances shall not exceed
$700,000.00 outstanding at any one time.

     (2) ---N/A---- percent (0.000%) of the value (determined at the lower of cost or market) of the Eligible Inventory, but such advances shall not exceed $0.00 outstanding at any one time.

     The aggregate amount available under paragraphs (1) and (2) shall be the "Borrowing Base."

     B. General. All advances by Lender may be made by crediting the Debtor's Account.

     C. Maximum Credit Amount. Despite the foregoing and notwithstanding the nature or amount of the Collateral, the Outstanding Balance shall not exceed at any one time the Maximum
Credit Amount.

     D. Authorization for Advances. Lender is authorized to make advances under this Agreement: (1) upon telephonic or other instructions received from anyone purporting to be an officer, employee or representative of Debtor; or (2) at the sole discretion of Lender, and notwithstanding any other provision in this Agreement, if necessary to meet any Obligations, including but not limited to any interest not paid when due.

     E. Letters of Credit and Acceptances. At the request of Debtor, Lender may, subject to the terms and conditions of this Agreement and such additional terms and conditions as Lender may then require, issue Letters of Credit or create Acceptances, but the aggregate outstanding face amount of such Letters of Credit shall not exceed $0.00 at any one time, and the aggregate amount paid by Lender pursuant to such Letters of Credit for which Lender has not been reimbursed shall not exceed $0.00 at any one time.

3.   SECURITY FOR OBLIGATIONS; GUARANTY; SUBORDINATION AGREEMENT

     A.   Security Agreement.  As security for the Obligations,
Debtor agrees to execute and deliver to Lender Security
Agreements.

     B. Guaranty Agreement. As an additional inducement to Lender to execute this Agreement, Debtor agrees to cause each Guarantor to execute and deliver to Lender a Guaranty.

     C. Subordination Agreement. As an additional inducement to Lender to execute this Agreement, Debtor agrees to cause each Subordinating Creditor to execute and deliver to Lender a Subordination Agreement.

     D. Further Documents. Debtor agrees to execute and deliver to Lender, from time to time, such documents which are in Lender's reasonable judgement necessary to obtain for Lender the benefit of the Collateral or the Security Agreement.

4.   PAYMENTS BY DEBTOR.

     A. General. All payments hereunder shall be made by Debtor to Lender at the Lending Office, or at such other place as Lender may designate in writing.

     B.   Payments

     (1) Debtor shall have the right to make payment at any time in reduction of the Outstanding Balance, provided, however, any such payment shall be applied first to past-due interest and other charges due from Debtor to Lender, irrespective of any contrary instructions of the Debtor. Any amount so repaid shall become available for future advances subject to the terms and conditions of this Agreement.

     (2) Debtor shall promptly make payment, from time to time, without demand or notice, in reduction of the outstanding
Balance, in the amount by which the Outstanding Balance exceeds the lesser of (i) the Maximum Credit Amount or (ii) the Borrowing
Base.

     (3) Upon the Termination Date, the entire Outstanding
Balance shall be due and payable without demand or notice.

     C. Interest Payments. Lender is authorized to debit Debtor's Account on the 30TH day of each month for interest accrued on the daily Outstanding Balance (including the aggregate amount advanced against, but excluding the aggregate outstanding face amounts of, any Letters of Credit and Acceptances) during the preceding month at the Interest Rate; provided, however, that the interest rate for any Obligations not paid when due (whether by acceleration or otherwise, and before as well as after judgement) shall be the Interest Rate plus 3.000 percent. Interest shall be computed on the basis of a 360-day year for actual days elapsed. For the purposes of this calculation, payments shall be credited to principal THE SAME day after receipt by Lender.

     D. Minimum Monthly Charges. Lender shall debit the Minimum Monthly Charge to Debtor's Account as of the first day of each month from the date hereof until the date on which all Obligations have been fully repaid (whether or not this agreement has heretofore been terminated), with respect to transactions for the immediately preceding month.

5.   CONDITIONS PRECEDENT.

     A.   First Credit Accommodation.  As conditions precedent to
Lender's obligation to make the first Credit Accommodation available to Debtor:

     (1)  Debtor shall deliver, or cause to be delivered, to
Lender:

          (a)  A duly executed copy of this Agreement;
          (b) The Security Agreements and such other documents as Lender may require to perfect Lender's security interest in the Collateral;
          (c)  Duly executed Guaranties;
          (d)  Duly executed Subordination Agreements;
          (e) A listing of all Account Debtors' names and addresses;
          (f) A listing of all locations where Debtor maintains or expects to maintain inventory;

          (g)  Irrevocable instructions, in the form of Exhibit
- - ---N/A---- hereto, to Debtor's outside auditors, that said auditors are to send to Lender copies of all financial statements (whether preliminary or final), and reports which are prepared as a result of any audit or other review of the operations, finances or internal controls of Debtor, specifically including any reports dealing with improper accounting practices, defalcations, financial reporting errors or misstatements or fraud.

     (2) All acts, conditions, and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of the Documents to constitute the same legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in compliance with all applicable laws.

     B. All Credit Accommodations. As conditions precedent to Lender's obligation to make any Credit Accommodation available to Debtor, including the first Credit Accommodation, on the date such Credit Accommodation is requested, all representations and warranties of Debtor to Lender set forth herein or in any of the Documents shall be accurate and complete in all respects.

     By making a request for a Credit Accommodation, Debtor represents and warrants the accuracy of the matters set forth in paragraph (b) above on and as of the date of such request.

6. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants to Lender as follows:

     A. Capacity. Debtor is duly organized, validly existing, and in good standing under the laws of the State of CALIFORNIA, and is authorized to do business in the jurisdictions in which its ownership of property or conduct of business legally requires such authorization, and has full power, authority, and legal right to own its properties and assets and to conduct its business as presently conducted or proposed to be conducted.

     B. Authority. Debtor has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of the Documents to be executed by Debtor. The execution, delivery and performance of such Documents have been duly authorized by all necessary action, and when duly executed and delivered, will be legal, valid, and binding obligations of Debtor enforceable in accordance with their respective terms.

     C. Compliance. The execution and delivery of the Documents and compliance with their terms will not result in a breach of any of the terms or conditions of, or result in the imposition of any lien, charge, or encumbrance upon any properties of Debtor pursuant to, or constitute a default (with due notice or lapse of time or both) or result in an occurrence of an event pursuant to which any holder or holders of Indebtedness may declare the same due and payable.

     D. Financial Statements. Debtor has furnished Lender with its balance sheet as of DECEMBER 31, 1994 (the "Statement Date"), and related statements of income and retained earnings for the TWELVE (12) month period ending on the Statement Date. Such balance sheet and statements are correct and complete and fairly present the financial condition and results of operations of Debtor for such fiscal period.

     E. Material Adverse Events. Since the Statement Date, neither the business, properties, nor financial condition of Debtor has been materially and adversely affected in any way.

     F. Litigation. Except as heretofore disclosed by Debtor to Lender in writing, there are no actions or proceedings pending, or to the knowledge of Debtor threatened, against or affecting Debtor or any Guarantor which, if adversely determined, could have a material adverse effect on the Debtor. Debtor is not in default with respect to any applicable laws or regulations which affect the operations or financial condition of Debtor, nor is it in default with respect to any other writ, injunction, demand, or decree or in default under any indenture, agreement or other instrument to which Debtor is a party or by which Debtor may be bound.

     G. Taxes. Debtor has filed or caused to be filed all tax returns which are required to be filed by it. Debtor has paid, or made provision for the payment of, all taxes which have or may have become due pursuant to said returns or otherwise or pursuant to an assessment received by Debtor, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals, and reserves in respect of income taxes on the books of Debtor are adequate. Debtor knows of no proposed material tax assessment against it and no extension of time for the assessment of federal, state, or local taxes of Debtor is in effect or has been requested, except as disclosed in the financial statements furnished by Lender.

     H. Priority Interest. Immediately following the first Credit Accommodation hereunder, no Person other than Lender has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any interest (by way of security interest, other lien or charge, or otherwise) in the Collateral.

     I.   Accurate Information.  All information supplied to
Lender by or on behalf of Debtor is and shall be true and correct.

     J. Location of Inventory. Exhibit "C" represents a true and complete list of all locations where debtor maintains or expects to maintain inventory.

     K. Corporate Guarantors' Relationship with Debtor. With respect to any Guarantors which are corporations, their relationship with the Debtor, insofar as stock ownership is concerned is: N/A.

7. AFFIRMATIVE COVENANTS OF THE DEBTOR. Until payment in full of the Obligations, Debtor agrees that:

     A.   Financial Statements, Reports and Certifications.
Debtor will furnish to Lender, in form and substance satisfactory to Lender:

          (1) As soon as possible after the end of each fiscal year of Debtor, and in any event within 90 days thereafter, (i) a complete copy of its financial statements which shall include the management letter, if any, the balance sheet of Debtor as of the close of the fiscal year, an income statement for such year, together with a statement of cash flows, CERTIFIED by certified public accountants selected by Debtor and satisfactory to Lender, and (ii) a statement certified by the chief financial officer of Debtor that Debtor is in compliance with all the terms, conditions, covenants and warranties of this Agreement;

          (2) No later than 45 days after the close of each QUARTER (an "Accounting Period"), Debtor's balance sheet as of the close of such Accounting Period and its income statement for the portion of the then current fiscal year through the end of such Accounting Period certified as being complete, correct, and fairly representing its financial condition and results of operations by the chief financial officer of Debtor;

          (3) A listing of all inventory (and any other component of the Collateral as Lender shall specify) wherever located, based upon a physical count taken by Debtor every ---N/A--- months and whenever requested by Lender;

          (4) Within fifteen (15) days after the end of each month and whenever requested by Lender, certified as accurate by an officer of the Debtor:

              (a)  A detailed aged trial balance of Accounts
Receivable; and

              (b)  A detailed trial balance of accounts payable; and

              (c)  A collateral schedule (the "Collateral Schedule");

          (5) Within 10 days after the end of each month, or more frequently if requested by Lender, a listing shall be certified as accurate by the Chief Financial Officer of the Debtor; and

          (6) Such other information concerning the Collateral as Lender may reasonably request.

     B. Other Information. Debtor will (1) maintain accurate books and records concerning its business, (2) upon request, furnish to Lender such information, statements, lists of property and accounts, budgets, forecasts, or reports as Lender may reasonably request with respect to the business, affairs, and financial condition of Debtor, and (3) permit Lender or representatives thereof, without notice to Debtor, to inspect the properties of Debtor and to inspect, audit, examine, make copies of, and make extracts from the books or accounts of Debtor.

     C. Expenses. Debtor will pay all reasonable out-of-pocket expenses of Lender (including, but not limited to, fees and disbursements of Lender's counsel) incident to (1) preparation and negotiation of Documents and any amendments, extensions and renewal thereof, (2) the protection of the rights of Lender under the Documents, or 93) defense by Lender against all claims against Lender relating to any of its acts of commission or omission directly or indirectly relating to the Documents, all whether by judicial proceedings or otherwise. Debtor will also pay and save Lender harmless from any and all liability with respect to any stamp or other taxes (other than transfer or income taxes) which may be determined to be payable in connection with the making of the Documents or any action of Lender with respect to the Collateral, including, without limitation, transfer of the Collateral to Lender's name or that of its nominee or the purchaser at a foreclosure sale.

     D. Taxes and Expenses Regarding Debtor's Property. Debtor shall make timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it. If Debtor fails to make an such payment or deposit or furnish the required proof, Lender may, in its sole discretion and without notice to Debtor, (1) make payment of the same or part thereof, or (2) set up such reserves in Debtor's Account as Lender deems necessary to satisfy the liability therefore, or both. Lender may conclusively rely on the usual statements of the amount owing or other official statements issued by the appropriate governmental agency. Any payment made by Lender shall not constitute (1) an agreement by it to make similar payments in the future, or (2) a waiver by the Lender of a default under the Documents. Lender need not inquire as to, or contest the validity of, any expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice requiring the payment thereof shall be conclusive evidence that the same was validly due and owing.

     E. Notice of Events. Debtor will at once give Lender written notice of any Event of Default or any event which with the giving of notice or passage of time, or both, would become an Event of Default.

     F. Notice of Litigation. Debtor will promptly give notice to Lender in writing of any proceedings against Debtor involving amounts in excess of $25,000.00 not fully covered by insurance, any substantial claim or dispute which may exist between Debtor and any Person, any labor controversy resulting in or threatening to result in a strike against Debtor, or any proposal by any public authority to acquire a material portion of the assets or business of Debtor.

     G. Evidence of Ownership. Debtor shall deliver to Lender at any time or times, upon request of Lender, all invoices, bills of sale, or other documents, satisfactory to Lender, in its sole discretion, to evidence Debtor's ownership of any and all Collateral.

     H. Cooperation. Debtor will execute and deliver to Lender any and all documents, and do or cause to be done any and all other acts reasonably deemed necessary or desirable by Lender, in its sole discretion, to effect the provisions and purposes of this Agreement.

     I. Notice of Uninsured Loss. Debtor shall given Lender written notice of any uninsured loss in excess of $25,000.00 in each instance.

     J. Location of Collateral. Debtor will give Lender written notice immediately upon forming an intention to change the location of its chief place of business or any of the Collateral.

     K. Guarantors' Financial Statements. Debtor will cause each Guarantor to furnish to Lender, by ---N/A---- of each year, such Guarantor's financial statements and federal and state income tax returns for the preceding fiscal year.

     L. Notice to Guarantors and Subordinating Creditors. Debtor agrees that Lender shall have the right at any time to give any Guarantor or Subordinating Creditor notice of any fact or event relating to this Agreement as Lender may deem necessary or desirable in Lender's sole discretion, including, without limitation, Debtor's financial condition. Debtor shall provide to each Guarantor and Subordinating Creditor a copy of each notice, statement or report required to be given to Lender under any of the paragraphs of this section.

     M. Notice to Lender or Perceived Breach. Debtor shall give Lender written notice, within ten days of Debtor becoming aware thereof, of the occurrence of any action or inaction of Lender which Debtor believes may (1) be actionable against Lender or (2) give rise to a defense to payment hereunder for any reason, including without limitation, commission of a tort or violation of any contractual duty or duty implied at law. Debtor agrees that unless such notice is given, Debtor shall waive any such claim or defense.

     8. NEGATIVE COVENANTS OF THE DEBTOR. Until payment in full of the Obligations, without the prior written consent of Lender, Debtor will not:

     A.   Collateral.  Except in the ordinary course of business
(1) waive, amend, or vary the terms of any Account Receivable, or
2) waive or consent to a postponement or other than strict compliance on the part of any Account Debtor.

     B. Liens. Suffer to exist any lien of any kind upon any of its assets, whether now owned or hereafter acquired, except in favor of Lender.

     C. Sale of Assets. Sell, abandon, or otherwise dispose of its assets except in the ordinary course of business.

     D. Consolidation, Merger, etc. Consolidate with, merge into, or sell (whether in one transaction or in a series of transactions) all or substantially all of its assets to any Person.

     E. No Indebtedness. Create, incur, assume, suffer to exist, or otherwise become or be liable in respect of any indebtedness in excess in the aggregate of $250,000.00 other than to Lender, except (a) trade debts incurred in the ordinary course of business, or (b) indebtedness which is fully subordinated to the Obligations.

     F. Capital Expenditures. Directly or indirectly make, assume, or incur any obligations for capital expenditures in any twelve month period in the aggregate exceeding $2,000,000.00.

     G. Lease Obligations. Directly or indirectly incur, assume, guarantee, or have outstanding any indebtedness under a lease (including rent and other periodic payments in respect of any capitalized lease obligations) payable in any fiscal year in the aggregate exceeding $1,100,000.00.

     H. Compensation, Salary, etc. Pay aggregate compensation, including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and other payments, whether directly or indirectly, in money or otherwise, to all of Debtor's executives, officers, directors and stockholders in an aggregate amount in excess of $0.00 for any fiscal year, as more fully set forth in detail in Exhibit ---N/A---.

     I.   Financial Covenants.  SEE ADDENDUM ATTACHED HERETO.

     (1)  Permits its consolidated Tangible Net Worth at any time to be less than $2,250,000.00*; or
     * until December 31, 1995 at which time it will change to
$2,500,000.00

     (2) Permit the excess of its current assets (less prepaid expenses) over its current liabilities at any time to be less than $750,000.00; or

     (3) Permit the ratio of its current assets (less prepaid expenses) to current liabilities at any time to be less than 1.20 to 1; or

     (4) Permit the ratio of its aggregate debt to tangible net worth at any time to be greater than 1.20 to 1.

     (5) Minimum unencumbered cash and securities excluding Bank advances of $400,000.00.

     J. Borrowing Base. Permit the Outstanding Balance, at the time of preparation or delivery of a Collateral Schedule or at any other time, to exceed the lessor of (i) the Maximum Credit
Amount or (ii) the Borrowing Base.

     K. Transactions with Affiliates. Enter into any transaction with any Person affiliated with Debtor on terms less favorable to Debtor than at the time available to Debtor from any Person not affiliated with Debtor.

     9. EVENTS OF DEFAULT; REMEDIES. If one or more of the following events shall occur ("Events of Default" or an "Event of Default"):

     A. Debtor shall default in the payment of the Obligations when due, whether at maturity, upon acceleration, or otherwise;

     B. Debtor shall be in default with respect to the Documents;

     C. Debtor or any Guarantor shall (i) fail to pay any Indebtedness for borrowed funds when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) fail to perform or observe any term, covenant, or condition under any agreement relating to any such Indebtedness, if the effect of such failure to perform or observe is to accelerate the maturity of such Indebtedness, whether or not such failure shall be waived by the obligee of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

     D. An order for relief shall be entered against Debtor or any Guarantor by any United States Bankruptcy Court; or Debtor or any Guarantor shall generally not pay its debts as they become due (within the mean of 11 U.S.C. 303(h) as at any time amended or any successor statue thereto) or make an assignment for the benefit of Subordinating Creditors; or Debtor or any Guarantor shall apply for or consent to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such custodian, receiver, trustee, or similar officer shall be appointed without the application or consent of Debtor or any Guarantor and such appointment shall continue undischarged for a period of thirty
(30)days; or Debtor or any Guarantor shall institute (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment or debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application, or otherwise) against Debtor or any Guarantor and shall remain undismissed for a period of thirty (30) days; or any judgement, writ, warrant of attachment, execution, or similar process shall be issued or levied against a substantial part of the property of Debtor or any Guarantor and such judgement, writ, or similar process shall not be released, vacated, or fully bonded within thirty (30) days after its issue or levy; or

     E. An adverse change with respect to the financial condition or operations of Debtor which results in a material impairment of the prospect of repayment of Debtor's Indebtedness;
or

     F. A sale, hypothecation or other disposition shall be made of twenty percent or more of the beneficial interest in any class of voting stock of Debtor; or

     G. Any Guarantor shall fail to perform or observe any obligations under any Guaranty, or shall notify Lender of its intention to rescind, modify, terminate or revoke the Guaranty with respect to future transactions, or the Guaranty shall cease to be in full force and effect for any reason whatever;

     H. Any Subordinating Creditor shall fail to perform or observe any of his, her or its obligations under the Subordination Agreement, or shall notify Lender of the Subordinating Creditor's intention to rescind, modify, terminate or revoke the Subordination Agreement with respect to future transactions, or the Subordination Agreement shall cease to be in full force and effect for any reason whatsoever.

     THEN, automatically at the option of Lender, Lender's obligation to make any Credit Accommodation available to Debtor shall terminate and all Obligations shall, without presentment, demand, protect, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it at law, in equity, or otherwise.

     10. DISCLAIMER FOR NEGLIGENCE. Lender shall not be liable for any claims, demands, losses or damages made, claimed or suffered by Debtor, excepting such as may arise through or could be caused by the Lender's gross negligence or willful misconduct.

     11.  LIMITATION OF CONSEQUENTIAL DAMAGE.

     A. Lender shall not be responsible for any lost profits of Debtor arising from any breach of contract, tort (excluding the Lender's gross negligence or willful misconduct), or any other wrong arising from the establishment, administration or collection of the obligations evidenced hereby.

     B. The Debtor's sole remedy for any breach of contract, tort (excluding the Lender's gross negligence or willful misconduct), or any wrong arising from the establishment, administration or collection of the Obligations shall be limited to the difference in the interest rate and fees specified herein and the costs of funds to the Debtor at the time of the alleged breach.

     12. TERMINATION. This Agreement shall terminate on the Termination Date at which time all Obligations shall be due and payable without notice.

     13. NO LIEN TERMINATION WITHOUT RELEASE. In recognition of Lender's right to have all its attorneys' fees and expenses secured by the Collateral, notwithstanding payment in full of all Obligations by Debtor, Lender shall not be required to record any terminations or satisfactions of any of its liens on the Collateral unless and until Debtor and all Guarantors have executed and delivered to Lender general releases which conform to California Civil Code 1541-2.

     14. INDEMNIFICATION. Debtor will indemnify and hold Lender and each person, if any, who controls Lender (an "Indemnitee") within the meaning of the Securities Act of 1933 (the "Act") harmless against any lawsuits, claims, damages, liabilities or expenses (including, but not limited to, the reasonable cost of investigating and defending against any claims therefor and any counsel fees and expenses incurred in connection therewith), which may be incurred by or asserted against any Indemnitee in connection with (a) any proceeding arising in ----N/A----- any such claim, damage, liability or expense arising from Lender's own gross negligence or willful misconduct; and (b) any violation of any environmental law, rule or regulation or the release of any toxic substance on or near any real property which constitutes part of the Collateral; provided, however, that in no case shall Debtor be liable with respect to any claims made against any Indemnitee unless such Indemnitee shall have timely notified
Debtor in writing after the summons or other legal process first giving information of the nature of the claim shall have been served upon Indemnitee.

     15.  MISCELLANEOUS.

     A. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. No course of prior dealings between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain or modify any term used herein;

     B. No Waiver. No failure to exercise and no delay in exercising any right, power, or remedy hereunder or under the Documents shall impair any right, power, or remedy which the Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default under the Documents; nor shall any waiver of any breach or default of Debtor hereunder be deemed a waiver of any default or breach subsequently occurring. The rights and remedies specified in the Documents are cumulative and not exclusive of each other or of any rights or remedies which Lender would otherwise have;

     C. Survival. All representations, warranties and agreements herein contained on the part of Debtor shall survive the making of advances hereunder and all such representations, warranties and agreements shall be effective so long as the Obligations arising pursuant to the terms of this Agreement remain unpaid or for such longer periods as may be expressly stated therein;

     D. Notices. All notices of any type hereunder shall be effective as against the Debtor upon the first to occur of (a) deposit in a receptacle under the control of the United States Postal Service, (b) transmitted by electronic means to a receiver under the control of Debtor, or (c) actually received by an employee or agent of Debtor; all notices required hereunder shall be effective as against Lender upon actual receipt by a responsible officer of Lender. For the purposes hereof, the address (or, with respect to the Debtor, such other address as advised to the Lender in writing by the Debtor) and (with respect to Lender) responsible officer is as follows:

          DEBTOR                        LENDER

Address: 4954 Van Nuys Blvd.,#201  Address: 16530 Ventura Blvd.
- - --------------------------------   -----------------------------
Van Nuys, CA  91403                Encino, CA  91436
- - --------------------------------   -----------------------------
Attention:                         Resp. Officer: Ron Berkowitz
- - --------------------------------   -----------------------------
Fax Number:                        Fax Number:
- - --------------------------------   -----------------------------

     E. Separability of Provisions. In the event that any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby;

     F. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor, Lender, and their respective successors and assigns, provided, however, that Debtor may not transfer its rights to borrow under this Agreement without the prior written consent of Lender;

     G. Counterparts. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such Counterpart;

     H. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     I. Amendment and Waiver. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought;

     J. Set-Off. Debtor agrees that Lender may exercise its rights of set-off upon the occurrence of any Event of Default with respect to the Obligations in the same manner as if the Obligations were unsecured;

     K. Retention of Records. Lender shall retain any documents, schedules, invoices or other papers delivered by Debtor only for such period as Lender, at its sole discretion, may determine necessary.

     L. Information to Participants. Debtor agrees that Lender may furnish any financial or other information concerning Debtor heretofore or hereafter provided by Debtor to Lender, pursuant to this Agreement or otherwise, to any prospective or actual purchaser of any participation or other interest in any of the loans made by Lender to Debtor (whether under this Agreement or otherwise), or to any prospective purchaser of any securities issued or to be issued by Lender;

     16. VENUE. To induce Lender to enter into this Agreement, Debtor irrevocable agrees that, subject to Lender's sole discretion, all actions and proceedings in any way, manner or respect, arising out of, from or related to this Agreement, the documents or the Collateral shall be litigated in courts having situs within the City of Los Angeles, State of California, Debtor hereby consents and submits to the jurisdiction of any local, state or federal court located within said City and State.
Debtor hereby irrevocably appoints and designates the Secretary of State of California whose address is Sacramento, California, or any other person having or maintaining a place of business such State, whom Debtor may from time to time hereafter designate (having given ten days written notice thereof to Lender) as Debtor's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Debtor agrees that service of such process upon such person shall constitute personal service of such process upon Debtor. Debtor hereby waives any right it may have to transfer or change the venue of any litigation brought against Debtor by Lender in accordance with this paragraph.

     17. WAIVER BY TRAIL BY JURY. In recognition of the higher costs and delay which may result from a jury trial, the parties hereto waive any right to trial by jury of any claim, demand, action or cause of action (1) arising hereunder or any other instrument, document or agreement executed or delivered in connection herewith, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect hereto or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

     18. ACCOUNT STATED. Lender shall render to Debtor a loan account statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Debtor as an Account Stated, except to the extent that Lender receives, within sixty (60) days after the mailing of such statement, written notice from Debtor of any specific exceptions by Debtor to that statement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

DEBTOR:   HEMACARE CORPORATION

By:  Hal I. Lieberman              By:  Thomas M. Asher
- - ----------------------------       --------------------------
Title:  CEO                        Title:  Secretary
- - ----------------------------       --------------------------

          LENDER:  BANK LEUMI LE-ISRAEL, B.M.
          -----------------------------------
          By:  Ron Berkowitz
          -----------------------------------
          Title:  Vice President
          -----------------------------------

                            EXHIBIT "A"

                       SCHEDULE OF COLLATERAL


ALL ACCOUNTS RECEIVABLE, INVENTORY AND EQUIPMENT MORE FULLY
DESCRIBED ON UCC-1 FINANCING STATEMENTS WHICH RECORDED WITH THE
SECRETARY OF STATE OF CALIFORNIA AS FOLLOWS:

     1.  INSTRUMENT NO. 91189116 FILED ON AUGUST 29, 1991.
     2.  INSTRUMENT NO. 92079903 FILED ON APRIL 20, 1992.
     3.  INSTRUMENT NO. 93169294 FILED ON AUGUST 19, 1993.
     4.  INSTRUMENT NO. 93169295 FILED ON AUGUST 19, 1993.
     5.  INSTRUMENT NO. 93169296 FILED ON AUGUST 19, 1993.

AND A UCC-1 FINANCING STATEMENT TO BE FILED WITH THE SECRETARY OF
STATE OF GEORGIA.

ADDENDUM TO THAT CERTAIN REVOLVING CREDIT AGREEMENT
DATED APRIL 30, 1995
EXECUTED BY HEMACARE CORPORATION


Page 6., I. Financial Covenants

The term "Tangible Net Worth" shall mean stockholders' equity plus debt subordinated to Bank Leumi Le-Israel, B.M. less investments in affiliates, accounts receivable form related or affiliated companies or partners, or stockholders or officers, intangible assets, i.e., good will, customer lists, product development costs, etc.

DEBTOR:  HEMACARE CORPORATION

By:  Hal I. Lieberman
- - ----------------------------
Title:  President
- - ----------------------------
By: Thomas M. Asher
- - ----------------------------
Title:  Secretary
- - ----------------------------

LENDER:  BANK LEUMI LE-ISRAEL, B.M.

By:  Ron Berkowitz
- - ----------------------------
Title:  Vice President
- - ----------------------------

        EXHIBIT "C"  TO THAT CERTAIN REVOLVING CREDIT AGREEMENT
                          DATED APRIL 30, 1995
                    EXECUTED BY HEMACARE CORPORATION

                          LOCATION OF INVENTORY



1.  4954  VAN NUYS BLVD., SUITE 201, SHERMAN OAKS, CA 91403

2.  24963 AVENUE TIBBITTS, VALENCIA, CA  91355

3.  450 SUTTER, SUITE 1504, SAN FRANCISCO, CA  94108

4.  1105 SHANA CIRCLE, SUITE C., MARIETTA, GA  30066

5.  3655 LOMITA BLVD., SUITE 400, TORRANCE, CA  90505

6.  3538 30TH STREET, SAN DIEGO, CA  92104

BANK LEUMI LE ISRAEL, B.M.
CALIFORNIA

                SECURITY AGREEMENT (ACCOUNTS RECEIVABLE)

OFFICER NO./ INTEREST  CREDIT  AGR.  MATURITY  CUSTOMER ACCOUNT
INITIALS      RATE    LIMIT   DATE    DATE     NUMBER   NUMBER
- - -----------------------------------------------------------------
  RXB                         4/30/95


AGREEMENT made APRIL 30, 1995, by and between HEMACARE
CORPORATION ("Debtor"), having its principal place of business at 4954 Van Nuys Blvd., #201, Sherman Oaks, CA 91403 and Bank Leumi
Le-Israel, B.M., having a place of business at 16530 Ventura
Blvd., Encino, CA  91436 ("Secured Party").

1. DEFINITIONS. "Collateral" - any collateral described in any form UCC-1 between Debtor and Secured Party, as well as all Debtor's present and future accounts, deposit accounts, chattel paper, instruments, documents, and general intangibles or other rights to payment, including all securities, guarantees, and all direct and indirect proceeds thereof, whether arising from a voluntary or involuntary disposition, in whatever form, including proceeds of proceeds. All books and records relating to the Collateral, and all computers and other equipment (and computer software used in connection therewith) used in connection with the record-keeping for the Collateral.

"Obligations" - all loans and advances and other extensions of credit from time to time made by Secured Party to Debtor whether absolute or contingent, joint or several, matured or unmatured, direct or indirect, whether primary or secondary, charges and fees (including attorneys' fees and expenses) incurred by Secured Party in protecting, maintaining, preserving, enforcing or foreclosing this security interest either through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to Secured Party's transactions with Debtor.

2. SECURITY INTEREST. As security for the performance of the Obligations, Debtor hereby grants to Secured Party a continuing general lien and security interest in the Collateral.

3. WARRANTIES AND REPRESENTATIONS: Debtor warrants and represents that:

     A. It is the owner of the Collateral, free and clear of all liens, except with respect to any liens listed on the annexed
Exhibit entitled "Schedule of Liens."

     B. All Collateral heretofore and hereafter formally or informally reported by Debtor to Secured party is genuine in all respects, fee from adverse claims, setoffs, or other defenses and will be paid as and when due.

     C. Debtor shall at all times use its best efforts in the collection of the Collateral.

4.   NOTIFICATION TO ACCOUNT DEBTORS (THE "ACCOUNT DEBTORS"):
Secured Party shall have the right to notify the Account Debtors at any time in Secured Party's discretion, that the Secured Party has been granted a security interest in the Collateral, directing that all payments on account thereof must be paid by the Account Debtors to the Secured Party and not to the Debtor.

5. FUTURE EVENTS; NOTICE TO SECURED PARTY: Debtor will immediately report to Secured Party:

     A. All material factors affecting the Collateral and Debtor's interest therein;

     B. Any change in the location of the Debtor's chief executive officer or location where its books and records relating to the Collateral are maintained.

6. MAINTENANCE OF SECURED PARTY'S SECURITY INTEREST: Debtor shall take any and all steps as Secured Party may request to create and maintain Secured Party's valid, perfected security interest in the Collateral.

7. APPOINTMENT OF SECURED PARTY AS ATTORNEY-IN-FACT: Debtor hereby appoints Secured Party as Debtor's attorney-in-fact and at Debtors' cost and expense to:

     A.   Receive, take, endorse, assign and deliver to Secured
Party's name or Debtor's any and all checks, notes, drafts and other instruments relating to Collateral;

     B. Take or bring in the name of Debtor or Secured Party all steps, actions and suits deemed by Secured Party necessary or desirable to effect collection of Collateral;

     C. Settle, compromise, or release in whole or in part, any amounts due Debtor from the Account Debtors;

     D. Extend the time payment of any sums due to Debtor by the Account Debtors;

     E. Execute and deliver to appropriate regulatory offices any fees, tax returns or other documents necessary for Debtor to qualify to do business in any jurisdiction where any Account Debtor may be located, so that Secured Party may enforce its rights with respect to the Collateral;

     F. Do all other things necessary to carry out this Agreement.

Neither Secured Party nor the attorney will be liable for any acts of commission or omission nor for any error of judgement or mistake of fact or law. This power, being coupled with interest, is irrevocable so long as any Obligation remains unpaid.

8. NAMES AND ADDRESSES OF ACCOUNT DEBTORS: Debtor shall take all steps necessary to provide Secured Party with a then completely current list of the names and addresses of all Account
Debtors then indebted to Debtor.

9. ACCESS TO BOOKS AND RECORDS Secured Party shall be permitted access to all Debtor's books and records relating to the Collateral during normal working hours, on such notice as Secured Party may deem appropriate.

10. APPLICATION OF PROCEEDS: The proceeds from any sale or other disposition of Collateral shall be applied to the Obligations as determined by the Secured Party in its sole discretion, despite any contrary instructions received from Debtor or any third party.

11. ELECTION OF REMEDIES: To the extent that any Obligations are now or hereafter secured by property other than the Collateral, Secured Party shall have the right to proceed against such other property, and Secured Party shall have the right in Secured Party's sole discretion to determine which rights, security, liens, security interest or remedies Security Party shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Secured Party's rights or Debtor's obligations hereunder.

12. SEGREGATION OF DEPOSIT ACCOUNTS: Secured Party shall have the right at any time to segregate any deposit accounts, regular or special, at any time maintained by Debtor with Secured Party, and hold same as cash collateral securing the obligations. In furtherance of such right, Secured Party may disregard any request from Debtor or any other entity to honor checks or other demands for disbursement of funds from such accounts.

13. NEGATIVE PLEDGE: Subsequent to the date hereof, none of the Collateral will be pledged, assigned or granted as security to any other party.

14.  MAINTENANCE OF PERFECTION:  Debtor hereby authorizes Secured
Party to sign Debtor's name to any Uniform Commercial Code
Financing Statements or other documents reasonably deemed necessary by Secured Party to obtain or maintain perfection by Secured Party of its security interest granted herein.

15. RIGHTS AGAINST THIRD PARTIES: To the extent that any Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other entity, then Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon Debtor's default, and Secured Party shall have the right in Secured Party's sole discretion to determine which rights, security, liens, security interest or remedies Secured Party shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Secured Party's rights or Debtors obligations hereunder.

16.  MISCELLANEOUS:

     A. The rights granted to Secured Party herein are to continue in full force and effect, notwithstanding the termination of this Agreement, until the final and indefeasible payment of Secured Party in full of any Obligations. Secured Party's delay or omission to exercise any rights shall not be deemed a waiver thereof or of any other right, unless such waiver be in writing. A waiver on one occasion shall not be construed as a bar to or waiver of any rights or remedies on any future occasion.

     B. This Agreement shall be governed and interpreted according to the laws of the State of California, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns and shall not be modified or altered except in writing, signed by the party to be charged.

HEMACARE CORPORATION

By:  Hal I. Lieberman
- - -------------------------
Title:  President
- - -------------------------

By: Thomas M. Asher
- - -------------------------
Title:  Secretary
- - -------------------------

                             SCHEDULE OF LIENS

                                 NONE

                          BANK LEUMI LE ISRAEL, B.M.
                                  CALIFORNIA

                        SECURITY AGREEMENT (INVENTORY)

OFFICER NO./ INTEREST  CREDIT  AGR.  MATURITY  CUSTOMER ACCOUNT
INITIALS      RATE    LIMIT   DATE    DATE     NUMBER   NUMBER
- - -----------------------------------------------------------------
  RXB                         4/30/95


AGREEMENT made APRIL 30, 1995, by and between HEMACARE
CORPORATION ("Debtor"), having its principal place of business at 4954 Van Nuys Blvd., #201, Sherman Oaks, CA 91403 and Bank Leumi
Le-Israel, B.M., having a place of business at 16530 Ventura
Blvd., Encino, CA  91436 ("Secured Party").

1. DEFINITIONS: "Inventory" - all Debtor's present and future inventory, including raw materials, work in process and finished goods wherever located, all such items in transit or in Debtor's constructive, actual or exclusive possession, or held by others for Debtor's account and all documents of title relating thereto, the cash and non-cash proceeds thereof, all claims which Debtor may now or hereafter have against any vendor of any goods which constitute Inventory, and all insurance proceeds; all claims and other rights to payment now or hereafter owned by debtor against any insurance carrier arising out of any business interruption or other similar insurance coverage, whether or not such claims represent the proceeds of any of the foregoing. Proceeds shall include all leases of Inventory, and the rents which accrue thereunder.

"Obligations" - all loans and advances and other extensions of credit from time to time made by Secured Party to Debtor whether absolute or contingent, joint or several, matured or unmatured, direct or indirect, whether primary or secondary, charges and fees (including attorneys' fees and expenses) incurred by Secured Party in protecting, maintaining, preserving, enforcing or foreclosing this security interest whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to Secured Party's transactions with Debtor.

2. SECURITY INTEREST: As security for the performance of the Obligations, Debtor hereby grants to Secured Party a continuing general lien and security interest in the Inventory.

3. DEBTOR'S WARRANTIES AND REPRESENTATIONS. Debtor warrants, agrees and represents that:

     A. It will take all steps as Secured Party may request to create and maintain in Secured Party's favor a perfected security interest in all Inventory.

     b. The Inventory shall be free and clear of all encumbrances and Debtor shall be the absolute owner thereof, except as set forth on the Exhibit entitled "Schedule of Liens."

     C. It shall defend Secured Party's security interest in the Inventory against any claims or demands of third parties.

     D. It will promptly pay, when due, all taxes or assessments levied on account of the Inventory.

     E. All Inventory is in its possession and none is or will be stored with a bailee.

     F. All of the Inventory has been and will have been acquired in the ordinary course of business from sellers in the business of selling such goods. None of the Inventory has been or will have been purchased in a bulk sale.

4. PROTECTION OF INVENTORY. Debtor shall perform any and all steps requested by Secured Party to perfect Secured Party's lien granted herein. If any Inventory is in the possession or control of any third party, Debtor shall, at Secured Party's request, notify such third party of Secured Party's security interest. Debtor agrees to maintain books and records pertaining to the Inventory in such detail, form and scope as Secured Party shall require, and Debtor agrees to notify Secured Party promptly of any change in Debtor's name, mailing address, principal place of business or location of the Inventory. Debtor shall promptly advise Secured Party of any event which could have a material adverse effect on the value of the Inventory or on the lien and security interest granted to Secured Party herein. A physical listing of all Inventory, wherever located, shall be supplied to Secured Party by Debtor as reasonably requested by Secured Party. Secured Party may examine and inspect the Inventory at any time. Debtor will execute and deliver to Secured Party from time to time, upon demand, such supplemental agreements or documents relating to Inventory, or instruments of indebtedness, in order that the full intent and purpose of this Agreement may be carried into effect.

5. EXPENSES. Debtor shall pay, on demand, all reasonable out-of-pocket expenses of Secured Party (including, but not limited to attorneys' fees and expenses) incident to the preparation and negotiation ore enforcement of this Agreement, as well as any amendments, extensions and renewals thereof, including expenses necessary to perfect Secured Party's security interest herein.

6. INSURANCE. Debtor shall have the Inventory insured in Security Party's name against loss or damage by fire, theft, burglary, pilferage, loss in transportation and such hazards as Secured Party shall specify, by insurers approved by Secured Party, in amounts satisfactory to Secured Party and under policies containing loss payable clauses to Secured Party as Secured Party's interest may appear. If Debtor fails to do so, Secured Party may procure such insurance and the cost of such insurance shall be secured hereby and will be payable to Secured Party with interest on demand. Any insurance policies or certificates will be deposited with Secured Party if Secured Party so requires. Debtor agrees that the avails of all such insurance, if any loss should occur, shall be applied to the payment of any or all of the Obligations as Secured Party in its sole discretion deems advisable, or to the replacement of any of the Inventory damages or destroyed, as Secured Party may elect or direct. Secured Party shall have the right, in Debtor's name, or in Secured Party's name, to file claims under any insurance policies, to receive, receipt and give acquittance for any payment that may be made thereunder, and to execute collection, compromise or settlement of any claims under any such insurance policies. Debtor hereby assigns and grants a security interest to Secured Party in and to all sums which may become payable under such insurance policies, as additional collateral hereunder.

7. DEFAULT. If Debtor is in default in the performance of any obligation now or hereafter owed by Debtor to Secured Party, then in such event, Secured Party may foreclose its security interest in the Inventory in any way permitted by law, including as a secured party under the Uniform Commercial Code. Secured Party may thereupon enter Debtor's premises without legal process and without incurring liability to Debtor and remove the same to such place as Secured Party may deem advisable.

8. APPLICATION OF PROCEEDS UPON SECURED PARTY'S FORECLOSURE. The proceeds from any sale or other disposition of Inventory by Secured Party shall first be applied to any costs and expenses incurred in securing possession of the Inventory, storing, repairing, and finishing for sale, and to any expenses in connection with the sale. The net proceeds will be applied toward the payment of any Obligations including interest, reasonable attorneys' fees and all other costs and expenses. Application of the net proceeds as to particular Obligations or as to principal or interest shall be in Secured Party's absolute discretion. Any deficiency will be paid to Secured Party forthwith upon demand any surplus will be paid to Debtor. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any rights shall not preclude the exercise of any other rights, all of which shall be cumulative.

9. RIGHTS AGAINST THIRD PARTIES. To the extent that any Obligations are now or hereafter secured by property other than the Inventory, or by a guarantee, endorsement or property of any other entity, then Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon Debtor's default, and Secured Party shall have the right in Secured Party's sole discretion to determine which rights, security, liens, security interest or remedies Secured Party shall have at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Secured Party's rights or Debtors obligations hereunder.

10. IRREVOCABILITY: The rights granted to Secured Party herein are to continue in full force and effect, notwithstanding the termination of this Agreement until the final and indefeasible payment in full of all Obligations together with interest thereon. Secured Party's delay or omission to exercise any rights shall not be deemed a waiver thereof or of any other right, unless such waiver be in writing. A waiver on one occasion shall not be construed as a bar to waiver of any rights or remedies on any further occasion.

11. NEGATIVE PLEDGE: Subsequent to the date hereof, none of the Inventory will be pledged, assigned or granted as security to any other party.

12.  MAINTENANCE OF PERFECTION.  Debtor hereby authorizes Secured
Party to sign Debtor's name to any Uniform Commercial Code
Financing Statements or other documents reasonably deemed necessary by Secured Party to obtain or maintain perfection by Secured Party of its security interest granted herein.

13. INVENTORY LOCATION: All Inventory shall be maintained at the Debtor's place of business set for above, and at such other locations as may be listed on the Exhibit entitled "Schedule of Inventory Locations" annexed hereto and made a part hereof.
Debtor shall notify Secured Party immediately upon Debtor forming an intention to maintain Inventory at any location other than as set forth herein.

14. APPLICABLE LAW: This Agreement shall be governed and interpreted according to the laws of the State of California, and shall incure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns and shall not be modified or altered except in writing, signed by the party to be charged.

15. ENTIRE AGREEMENT: This Agreement supersedes all prior commitments and commitment letters heretofore made by Secured Party.

HEMACARE CORPORATION

By:  Thomas M. Asher               By:  Hal I. Lieberman
- - ---------------------------        ----------------------------
Title:  Secretary                  Title:  President
- - ---------------------------        ----------------------------

                      SECURITY AGREEMENT (INVENTORY)
                           SCHEDULE OF LIENS



                                  NONE

                   SECURITY AGREEMENT (INVENTORY)

                   SCHEDULE OF INVENTORY LOCATIONS



1.  4954 Van Nuys Blvd., Suite 201, Sherman Oaks, CA  91403

2.  24963 Avenue Tibbitts, Valencia, CA  91355

3.  450 Sutter, Suite #1504, San Francisco, CA  94108

4.  1105 Shana Circle, Suite C, Marietta, GA  30066

5.  3655 Lomita Blvd., Suite #400, Torrance, CA  90505

6.  3538 30th Street, San Diego, CA  92104

BANK LEUMI LE ISRAEL, B.M.
CALIFORNIA

                     SECURITY AGREEMENT (EQUIPMENT)

OFFICER NO./ INTEREST  CREDIT  AGR.  MATURITY  CUSTOMER ACCOUNT
INITIALS      RATE    LIMIT   DATE    DATE     NUMBER   NUMBER
- - -----------------------------------------------------------------
  RXB                         4/30/95


AGREEMENT made APRIL 30, 1995, by and between HEMACARE
CORPORATION ("Debtor"), having its principal place of business at 4954 Van Nuys Blvd., #201, Sherman Oaks, CA 91403 and Bank Leumi
Le-Israel, B.M., having a place of business at 16530 Ventura
Blvd., Encino, CA  91436 ("Secured Party").

1. DEFINITIONS. "Collateral" - any collateral described in any form UCC-1 between Debtor and Secured Party, as well as all Debtor's present and future equipment, including but not limited to the types and items listed on the annexed "Schedule of Collateral," and all direct and indirect proceeds thereof, whether arising from a voluntary or involuntary disposition, in whatever form, including proceeds of proceeds; all claims and other rights to payment now or hereafter owned by Debtor against any insurance carrier arising out of any business interruption or other similar insurance coverage, whether or not such claims represent the proceeds of any of the foregoing. Proceeds shall include all leases of Collateral, and the rents which accrue thereunder.

"Obligations" - all loans and advances and other extensions of credit from time to time made by Secured Party to Debtor whether absolute or contingent, joint or several, matured or unmatured, direct or indirect, whether primary or secondary, charges and fees (including attorneys' fees and expenses) incurred by Secured Party in protecting, maintaining, preserving, enforcing or foreclosing this security interest whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to Secured Party's transactions with Debtor.

2. SECURITY INTEREST. As security for the Obligations, Debtor hereby grants to Secured Party a continuing general lien and security interest in and to the Collateral.

3. WARRANTIES AND REPRESENTATIONS. Debtor warrants and represents that:

     A. It is the owner of the Collateral, free and clear of all liens, except with respect to any liens listed on the annexed
Exhibit entitled "Schedule of Liens";

     B. All Collateral is and shall remain personal property and not fixtures, irrespective of the nature and extent of any affixation of the Collateral to any real property.

     C.   All Collateral is located at Debtor's premises as ---
SEE EXHIBIT "A" ATTACHED HERETO.

     D. All of the Collateral has been and will have been acquired in the ordinary course of business from sellers in the business of selling such goods. None of the Collateral has been or will have been purchased in a bulk sale.

4. FUTURE EVENTS; NOTICE TO SECURED PARTY: Debtor will immediately report to Secured Party;

     A. All material factors affecting the Collateral and Debtor's interest therein;

     B. Any change in location of any portion of the Collateral;

     C. Any material change in the nature or value of all or any portion of the Collateral.

5.   MAINTENANCE OF SECURED PARTY'S SECURITY INTEREST:   Debtor
shall take any and all steps as Secured Party may request to create and maintain Secured Party's valid, perfected security interest in the Collateral.

6.   TRANSFER OF COLLATERAL:  Until payment in full of
Obligations, Debtor will not sell or otherwise transfer any portion of the Collateral without the prior written consent of the Secured Party in each instance.

7. INSPECTION OF COLLATERAL: Secured Party or its agents may enter upon Debtor's premises at any time and from time to time upon such notice as is reasonable in the circumstances for the purpose of inspecting the Collateral and any and all records pertaining thereto.

8. INSURANCE: Debtor will keep the Collateral insured against loss by fire (including extended coverage), theft and other hazards as the Secured Party may require. Policies shall be in such from and amount and with such companies as the Secured Party may designate.

Policies shall be obtained from responsible insurers authorized to do business in this State. All policies covering the Collateral shall be made payable to Secured Party, in case of loss, under a standard non-contributory "Mortgagee" "Lender's" or "Secured Party" clause and are to contain such other provisions as Secured Party may require. All policies are to be delivered to Secured Party, premium prepaid, and shall provide for not less than ten (10) days prior written notice to Secured Party of the exercise of any right of cancellation. Secured Party is authorized, but under no duty, to obtain such insurance, at the expense of the Debtor, upon failure of the Debtor to do so. Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with the insurers. Debtor hereby appoints the Secured Party the attorney-in-fact for the Debtor in obtaining, adjusting and cancelling any such insurance and endorsing settlement drafts, and hereby assigns and grants a security interest to the Secured Party in all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Obligations.

9. APPLICATION OF PROCEEDS. The proceeds from any sale or other disposition of Collateral shall be applied to the Obligations as determined by Secured Party in its sole discretion, despite any contrary instructions received from Debtor or any third party.

10. ELECTION OF REMEDIES: To the extent that any Obligations are now or hereafter secured by property other than the Collateral, Secured Party shall have the right to proceed against such other property, and Secured Party and shall have the right in Secured Party's sole discretion to determine which rights, security, liens, security interests or remedies Secured Party shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Secured Party's rights or Debtor's obligations hereunder.

11. RIGHTS AGAINST THIRD PARTIES: To the extent that any Obligations are now or hereafter secured by property other than the Collateral or by a guarantee, endorsement or property of any other entity, then Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon Debtor's default, and Secured Party shall have the right in Secured Party's sold discretion to determine which rights, security, liens, security interest or remedies Secured Party shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Secured Party's rights or Debtors obligations hereunder.

12. IRREVOCABILITY. The rights granted to Secured Party herein are to continue in full force and effect, notwithstanding the termination of this Agreement until the final and indefeasible payment in full of all Obligations together with interest thereon. Secured Party's delay or omission to exercise any rights shall not be deemed a waiver thereof or of any other right, unless such waiver be in writing. A waiver on one occasion shall not be construed as a bar to or waiver of any rights or remedies on any further occasion.

13. NEGATIVE PLEDGE: Subsequent to the date hereof, none of the Collateral will be pledged, assigned or granted as security to any other party.

14.  MAINTENANCE OF PERFECTION:  Debtor hereby authorizes Secured
Party to sign Debtor's name to any Uniform Commercial Code
Financing Statements or other documents reasonably deemed necessary by Secured Party to obtain or maintain perfection by Secured Party of its security interest granted herein.

15.  MISCELLANEOUS:

     A. The rights granted to Secured Party herein are to continue in full force and effect, notwithstanding the termination of this Agreement, until the final and indefeasible payment of Secured Party in full of any Obligations. Secured Party's delay or omission to exercise any rights shall not be deemed a waiver thereof or of any other right, unless such waiver be in writing. A waiver on one occasion shall not be construed as a bar to or waiver of any rights or remedies on any future occasion.

     B. This Agreement shall be governed and interpreted according to the laws of the State of California, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns and shall not be modified or altered except in writing, signed by the party to be charged.

HEMACARE CORPORATION

By:  Thomas M. Asher               By:  Hal I. Lieberman
- - ---------------------------        ----------------------------
Title:  Secretary                  Title:  President
- - ---------------------------        ----------------------------

                    SECURITY AGREEMENT (EQUIPMENT)

                         SCHEDULE OF LIENS


                              NONE

                   SECURITY AGREEMENT (EQUIPMENT)

                       SCHEDULE OF OBLIGATIONS


ALL EQUIPMENT DESCRIBED ON UCC-1 FINANCING STATEMENTS FILED WITH THE SECRETARY OF STATE OF CALIFORNIA AS INSTRUMENT NUMBERS 91189116, 92079903, 93169294, 93169295, 93169296 AND UCC-1
FINANCING STATEMENT TO BE FILED WITH THE SECRETARY OF STATE OF
GEORGIA.

        EXHIBIT "A' TO THAT CERTAIN SECURITY AGREEMENT (EQUIPMENT)
                           DATED APRIL 30, 1995

                      EXECUTED BY HEMACARE CORPORATION

                             COLLATERAL LOCATIONS


1.  4954 Van Nuys Blvd., Suite 201, Sherman Oaks, CA  91403

2.  24963 Avenue Tibbitts, Valencia, CA  91355

3.  450 Sutter, Suite #1504, San Francisco, CA  94108

4.  1105 Shana Circle, Suite C, Marietta, GA  30066

5.  3655 Lomita Blvd., Suite #400, Torrance, CA  90505

6.  3538 30th Street, San Diego, CA  92104